                                Filed with the Securities and Exchange Commission on October 22, 2009
                                                         Registration No. 333-144657

                                                    Investment Company Act No. 811-07975

                                                     SECURITIES AND EXCHANGE COMMISSION
                                                            WASHINGTON, D.C. 20549

                                                                  FORM N-4
                                           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                                       Post-Effective Amendment No. 20
                                                                     and
                                       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                                              Amendment No. 101

                                     PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                                                          (Exact Name of Registrant)

                                                 PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                                                             (Name of Depositor)

                                                            213 WASHINGTON STREET
                                                        NEWARK, NEW JERSEY 07102-2992
                                                                (973) 802-7333
                                  (Address and telephone number of depositor's principal executive offices)

                                                              JOSEPH D. EMANUEL
                                                             CHIEF LEGAL OFFICER
                                               PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                                        One Corporate Drive, Shelton, Connecticut 06484 (203) 944-7504
                                             (Name and Address of Agent for Service of Process)

                                                                  Copy To:

                                                        C. CHRISTOPHER SPRAGUE, ESQ.
                                                    VICE PRESIDENT AND CORPORATE COUNSEL
                                            One Corporate Drive, Shelton, CT 06484 (203) 402-1233

                                         Approximate Date of Proposed Sale to the Public: Continuous

                                 It is proposed that this filing become effective: (check appropriate space)

                                      [_]immediately upon filing pursuant to paragraph (b) of Rule 485

                                        [X] on October 26, 2009 pursuant to paragraph (b) of Rule 485

                                      [_]60 days after filing pursuant to paragraph (a) (i) of Rule 485

                                          [_]on ________ pursuant to paragraph (a) (i) of Rule 485

                                     [_]75 days after filing pursuant to paragraph (a) (ii) of Rule 485

                                         [_]on __________ pursuant to paragraph (a) (ii) of Rule 485

                                                  If appropriate, check the following box:

                                   [_]This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                    Title of Securities Being Registered:

Interest in Individual Variable Annuity Contracts.

PLNJ Bb

                                                                    Note:

Registrant is filing this Post-Effective Amendment No. 20 to Registration Statement No. 333-144657 for the purpose of including in the
Registration Statement a Prospectus Supplement. The Prospectus, Statement of Additional Information and Part C that were filed as part of
Post-Effective Amendment No. 16 with the SEC on April 21, 2009, are hereby incorporated by reference. Financial statements for the
Depositor and the Registrant, each dated December 31, 2008, are incorporated herein by reference to that Post-Effective Amendment.
Additionally, all Prospectus Supplements and Exhibits to Part C filed in Post-effective Amendments Nos. 17 and 18, dated June 1, 2009 and
July 30, 2009, respectively, are hereby incorporated by reference. Other than as set forth herein, this Post-Effective Amendment does not amend or delete any other part of this Registration Statement.

                                                                                                                 Pruco Life Insurance Company

                                                                                                   Pruco Life Insurance Company of New Jersey

Prudential Premier Variable Annuity Bb SeriesSM ("Bb Series")

                                                     Supplement dated November 16, 2009

                                                                     To

                                                       Prospectuses dated May 1, 2009

This supplement  should be read and retained with the prospectus for your Annuity.  If you would like another copy of the prospectus,  please call us at 1-888-PRU-2888.

This supplement  describes a new guaranteed minimum  accumulation  benefit called Highest DailySM Guaranteed Return OptionSM II. This benefit is an optional benefit available under the above-referenced Annuity.

This supplement also describes an option available to those currently  participating  in Highest Daily GROSM,  under which they may elect, at no cost, a "90% cap rule" that limits the amount of Account Value that may be transferred  into the required bond portfolio  Sub-account.  If you elect the 90% cap rule,  we will  replace the current  formula  governing  asset  transfers  under the benefit  with a formula  that will transfer no more than 90% of Account Value into the applicable AST bond portfolio Sub-account.

Highest  DailySM  Guaranteed  Return  OptionSM II (HD GROSM II) is a guaranteed  optional  accumulation  benefit.  In contrast to an optional lifetime income benefit that guarantees a specified  amount of withdrawals  for life, an  accumulation  benefit  guarantees a minimum account value as of a designated  future date.  Thus,  HD GRO II may be an  appropriate  option for an annuity  owner who wants a guaranteed  minimum account  value after a  specified  number of years.  Because the  guarantee  inherent in the benefit  does not take effect  until a specified number of years into the future,  you should elect such a benefit only if your investment  time horizon is of at least that duration.  Please see the  introductory  section of "Living  Benefits" in the prospectus for a general  discussion of our optional living  benefits.  As is the case with optional  living  benefits in general,  the  fulfillment of our guarantee  under these  benefits is dependent on our  claims-paying ability.

A. We include the following revised entry in the "GLOSSARY OF TERMS" section of the prospectus:

Highest Daily Guaranteed  Return Option (Highest Daily GRO)SM /Highest DailySM  Guaranteed  Return OptionSM II (HD GROSMII):  Each of Highest
Daily GRO and HD GRO II is a separate  optional  benefit that,  for an  additional  cost,  guarantees a minimum  Account Value at one or more future  dates and that  requires  your  participation  in a program  that may  transfer  your  Account  Value  according  to a  predetermined mathematical  formula.  Each benefit has different  features,  so please  consult the  pertinent  benefit  description  in the section of the prospectus entitled "Living Benefits". Certain of these benefits are no longer available for election.

B. We revise the section  entitled  "Your  Optional  Benefit Fees and Charges" to add the following  line items that set forth the fee for HD
GRO II:

                                                  YOUR OPTIONAL BENEFIT FEES AND CHARGES(1)

------------------------------------- ----------------------------------- -----------------------------------
                                      OPTIONAL BENEFIT FEE/CHARGE
          OPTIONAL BENEFIT                                                      TOTAL ANNUAL CHARGE(2)
                                       (as a percentage of Sub-account
                                         net assets, unless otherwise
                                                  indicated)                        for Bb Series

------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------

        HIGHEST DAILY GRO II

   Current and Maximum Charge(3)                    0.60%                               1.55%

------------------------------------- ----------------------------------- -----------------------------------

HOW CHARGE IS DETERMINED

1) Highest Daily GRO II. Charge for this benefit is assessed  against the average daily net assets of the  Sub-accounts.  For Bb Series,  the total annual charge is 1.55%.

2) The Total Annual Charge includes the Insurance  Charge assessed  against the average daily net assets  allocated to the  Sub-accounts.  If you elect more than one optional benefit, the Total Annual Charge would be higher to include the charge for each optional benefit.

3) Because there is no higher charge to which we could  increase the current  charge,  the current  charge and maximum charge are one and the same.  Thus,  so long as you  retain the  benefit,  we cannot  increase  your  charge for the  benefit.  However,  subject to any  regulatory approval,  we do reserve the right to increase the charge for newly-issued  Annuities that elect the benefit and for existing  Annuities that elect or re-add the benefit post-issue.

C. The "Summary - Options for Guaranteed Accumulation" section is revised, in pertinent part, as follows:

These benefits contain detailed provisions, so please see the following sections of the Prospectus for complete details:

Highest Daily GRO*

Highest Daily GRO II
* No longer available for new elections in a given state once Highest Daily GRO II is approved in that State.

D. With respect to the  "Investment  Options"  section of the  prospectus,  we clarify that those electing  Highest Daily  Guaranteed  Return
Option II must limit their  investment  options to either the Group I investment  options or the Group II Optional  Allocation &  Rebalancing
Program investment options set forth below:

                                                   Group I: Allowable Benefit Allocations

Permitted Sub-accounts

AST Academic Strategies Asset Allocation
AST Advanced Strategies
AST Balanced Asset Allocation
AST Capital Growth Asset Allocation
AST CLS Growth Asset Allocation
AST CLS Moderate Asset Allocation
AST First Trust Balanced Target
AST First Trust Capital Appreciation Target
AST Horizon Growth Asset Allocation
AST Horizon Moderate Asset Allocation
AST Niemann Capital Growth Asset Allocation
AST Preservation Asset Allocation
AST Schroders Multi-Asset World Strategies
AST T. Rowe Price Asset Allocation

Franklin Templeton VIP Founding Funds Allocation Fund

                                             Group II: Optional Allocation & Rebalancing Program

Permitted Sub-accounts

AST Academic Strategies Asset Allocation
AST Advanced Strategies
AST Aggressive Asset Allocation
AST AllianceBernstein Core Value
AST AllianceBernstein Growth & Income
AST American Century Income & Growth
AST Balanced Asset Allocation
AST Capital Growth Asset Allocation
AST CLS Growth Asset Allocation
AST CLS Moderate Asset Allocation
AST Cohen & Steers Realty
AST DeAM Large-Cap Value
AST Federated Aggressive Growth
AST First Trust Balanced Target
AST First Trust Capital Appreciation Target
AST Global Real Estate
AST Goldman Sachs Concentrated Growth
AST Goldman Sachs Mid-Cap Growth
AST Goldman Sachs Small-Cap Value
AST High Yield
AST Horizon Growth Asset Allocation
AST Horizon Moderate Asset Allocation
AST International Growth
AST International Value
AST Jennison Large-Cap Growth
AST Jennison Large-Cap Value
AST JPMorgan International Equity
AST Large-Cap Value
AST Lord Abbett Bond-Debenture
AST Marsico Capital Growth
AST MFS Global Equity
AST MFS Growth
AST Mid-Cap Value
AST Money Market
AST Neuberger Berman Mid-Cap Growth
AST Neuberger Berman/LSV Mid-Cap Value
AST Neuberger Berman Small-Cap Growth
AST Niemann Capital Growth Asset Allocation
AST Parametric Emerging Markets
AST PIMCO Limited Maturity Bond
AST PIMCO Total Return Bond
AST Preservation Asset Allocation
AST QMA US Equity Alpha
AST Schroders Multi-Asset World Strategies
AST Small-Cap Growth
AST Small-Cap Value
AST T. Rowe Price Asset Allocation
AST T. Rowe Price Global Bond
AST T. Rowe Price Large-Cap Growth
AST T. Rowe Price Natural Resources
AST UBS Dynamic Alpha
AST Western Asset Core Plus Bond

Franklin Templeton VIP Founding Funds Allocation Fund

E. HIGHEST DAILY GUARANTEED RETURN OPTION II (HD GRO II)

We add the following to the section entitled "Living Benefits."

Highest Daily Guaranteed Return Option II (HD GRO II)

You can elect this benefit on the Issue Date of your Annuity, or at any time thereafter if available.  In addition,  you may cancel HD GRO II and then  re-elect the benefit on the next  Valuation  Day if  available,  provided  that your Account  Value is allocated as required by the benefit and that you otherwise meet our  eligibility  rules.  If you cancel the benefit,  you lose all guarantees  that you have  accumulated under the benefit.  The initial  guarantee  under the newly elected  benefit will be based on your current  Account Value at the time the new benefit becomes  effective on your Annuity.  HD GRO II is not available if you participate in any other living  benefit.  However,  HD GRO II may be elected  together with any optional  death  benefit,  other than the Highest Daily Value Death  Benefit.  As detailed below under "Key
Feature-  Allocation of Account Value",  your  participation in this benefit among other things entails your participation in a program that, as dictated by a  predetermined  mathematical  formula,  may transfer your Account Value  between your elected  Sub-accounts  and an AST bond portfolio Sub-account.

HD GRO II  creates a series of  separate  guarantees,  each of which is based on the  highest  Account  Value  attained  on a day  during the applicable time period. As each year of your  participation in the benefit passes, we create a new guarantee.  Each guarantee then remains in existence until the date on which it matures (unless the benefit  terminates  sooner).  We refer to each date on which the specified  Account
Value is guaranteed as the "maturity date" for that  guarantee.  HD GRO II will not create a guarantee if the maturity date of that guarantee would extend beyond the date by which annuity  payments  must commence  under the terms of your Annuity.  This is true even with respect to a new Owner who has acquired the Annuity from the original Owner.

The  guarantees  provided by the benefit  exist only on the  applicable  maturity  date(s).  However,  due to the ongoing  monitoring of your
Account Value, and the transfer of Account Value to support our future  guarantees,  the benefit may provide some protection from significant
Sub-account losses. For this same reason, the benefit may limit your ability to benefit from Sub-account increases while it is in effect.

The initial  guarantee is created on the day that the HD GRO II benefit is added or re-added to your Annuity.  We guarantee that your Account
Value on the  tenth  anniversary  of that day (we refer to each  such  anniversary  as a  "benefit  anniversary")  will not be less than your
Account  Value on the day that the HD GRO II  benefit  was  added to your  Annuity.  Each  benefit  anniversary  thereafter,  we create a new guarantee.  With respect to each such  subsequent  guarantee,  we identify the highest  Account Value that occurred  between the date of that benefit  anniversary  and the date on which HD GRO II was added to your  Annuity.  We guarantee  that your Account Value ten years after that benefit  anniversary  will be no less than the highest  daily  Account Value that  occurred  during that time period.  The following  example illustrates  the time period over which we identify the highest  daily  Account  Value for purposes of each  subsequent  guarantee  under the benefit.  If the date of benefit  election were January 1, 2010, we would create a guarantee on January 1, 2014 based on the highest  Account
Value  achieved  between  January 1, 2010 and January 1, 2014,  and that guarantee  would mature on January 1, 2024. As described  below,  we adjust each of the guarantee amounts for purchase payments and withdrawals.

If the Account Value on the maturity date is less than the guaranteed  amount,  we will  contribute  funds from our general  account to bring your Account Value up to the guaranteed  amount.  If the maturity date is not a Valuation Day, then we would contribute such an amount on the next  Valuation Day. We will allocate any such amount to each  Sub-account  (other than the AST bond  portfolio  Sub-accounts  used with this benefit and  described  below) in  accordance  with your most recent  allocations  instructions.  Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the AST bond portfolio  Sub-account  associated with the maturing  guarantee to your other  Sub-accounts on a pro rata basis,  unless your Account Value is either being allocated  according to an asset  allocation  program,  in such case your Account Value will be  transferred  according to the program.  We increase the amount of each  guarantee  that has not yet reached its maturity  date,  as well as the highest  daily  Account  Value that we calculate to establish a guarantee,  by the amount of each Purchase  Payment made prior to the applicable  maturity  date.  For example,  if the effective date of the benefit was January 1, 2010,  and there was an initial  guaranteed  amount that was set at $100,000  maturing  January 1, 2020,  and a second guaranteed  amount that was set at $120,000  maturing  January 1, 2021, then a $30,000 Purchase Payment made on March 30, 2011 would increase the guaranteed amounts to $130,000 and $150,000, respectively.

If you make a  withdrawal  (including  any CDSC),  we effect a  proportional  reduction to each  existing  guarantee  amount.  We calculate a proportional  reduction by reducing each existing  guarantee  amount by the  percentage  represented  by the ratio of the  withdrawal  amount
(including any CDSC) to your Account Value immediately prior to the withdrawal.

If you make a withdrawal,  we will deduct the  withdrawal  amount pro rata from each of your  Sub-accounts  (including the AST bond portfolio
Sub-accounts used with this benefit).

Any partial  withdrawal  for payment of any third party  investment  advisory  service will be treated as a withdrawal,  and will reduce each guarantee amount proportionally, in the manner indicated above.

EXAMPLE

This example is purely  hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity.  It is intended to illustrate the proportional reduction of a withdrawal on each guarantee amount under this benefit.

Assume the following:

o        The Issue Date is December 1, 2010
o        The benefit is elected on December 1, 2010
o        The Account Value on December 1, 2010 is $200,000, which results in an initial guarantee of $200,000
o        An additional guarantee amount of $300,000 is locked in on December 1, 2011
o        The Account Value immediately prior to the withdrawal is equal to $300,000
o        No CDSC is applicable

If a withdrawal of $50,000 is taken on December 15, 2011,  all  guarantee  amounts will be reduced by the ratio the total  withdrawal  amount represents of the Account Value just prior to the withdrawal being taken.

Here is the calculation (figures are rounded):

---------------------------------------------------------------------------------------------------------------------------------------------

Withdrawal Amount divided by                                                    $  50,000
Account Value before withdrawal                                                 $ 300,000
Equals ratio                                                                              16.67%
All guarantees will be reduced by the above ratio (16.67%)
Initial guarantee amount                                                                $ 166,667
Additional guarantee amount                                                             $ 250,000

---------------------------------------------------------------------------------------------------------------------------------------------

Key Feature - Allocation of Account Value

We limit the  Sub-accounts  to which you may allocate  Account Value if you elect HD GRO II. For purposes of this benefit,  we refer to those permitted investment options (other than the AST bond portfolio used with this benefit) as the "Permitted Sub-accounts."

HD GRO II uses a predetermined  mathematical  formula to help manage your guarantees  through all market cycles.  Because the formula is made part of your Rider  schedule  supplement,  the formula may not be altered  once you elect the  benefit.  However,  subject to any  regulatory approval,  we do reserve  the right to amend the  formula  for  newly-issued  Annuities  that elect or  re-elect  HD GRO II and for  existing
Annuities that elect the benefit  post-issue.  This required formula helps us manage our financial exposure under HD GRO II, by moving assets out of certain  Sub-accounts in certain scenarios if dictated by the formula (see below). In essence,  we seek to preserve the value of these assets,  by transferring  them to a more stable option (i.e., one of a specified group of bond portfolios  within Advanced Series Trust).  We refer to the Sub-accounts  corresponding  to these bond portfolios  collectively as the "AST bond portfolio  Sub-accounts".  The formula also contemplates the transfer of Account Value from the AST bond portfolio  Sub-accounts to the Permitted  Sub-accounts in other  scenarios.  The formula is set forth in Section G of this  Supplement.  A summary  description  of each AST bond  portfolio  Sub-account  appears  within the
Prospectus  section  entitled "What Are The Investment  Objectives and Policies Of The  Portfolios?"  You will be furnished with a prospectus
describing  the  AST  bond  portfolios.   In  addition,   you  can  find  a  copy  of  the  AST  bond  portfolios'  prospectus  by  going  to
www.prudentialannuities.com

For purposes of operating the HD GRO II formula,  we have included  within this Annuity  several AST bond  portfolio  Sub-accounts.  Each AST bond  portfolio is unique,  in that its  underlying  investments  generally  mature at the same time as each  outstanding  maturity date that exists  under the  benefit.  For  example,  there  would be an AST bond  portfolio  whose  underlying  investments  generally  mature in 2020
(corresponding  to all  guarantees  that  mature in 2020),  an AST bond  portfolio  whose  underlying  investments  generally  mature in 2021
(corresponding  to all guarantees that mature in 2021),  and so forth. As discussed  below,  the formula  determines the appropriate AST bond portfolio  Sub-account to which Account Value is transferred.  We will introduce new AST bond portfolio  Sub-accounts in subsequent years, to correspond  generally to the length of new guarantee  periods that are created under this benefit.  If you have elected Highest Daily GRO II, you may have Account Value allocated to an AST bond portfolio  Sub-account only by operation of the predetermined  mathematical  formula, and thus you may not allocate  purchase  payments to, or transfer Account Value to or from, such a Portfolio.  Please see the Prospectus for your
Annuity and the prospectus for the Advanced Series Trust for more information about each AST bond portfolio used with this benefit.

Although we employ several AST bond  portfolios  for purposes of the benefit,  the formula  described in the next paragraph  operates so that your Account Value may be allocated to only one AST bond  portfolio at one time. On any day a transfer into or out of the AST bond  portfolio is made the  formula  may  dictate  that a  transfer  out of one AST bond  portfolio  Sub-account  be made into  another  AST bond  portfolio
Sub-account.  Any transfer into an AST bond portfolio  Sub-account  will be directed to the AST bond portfolio  associated  with the "current liability",  as described  below.  As  indicated,  the AST bond  portfolios  are employed with this benefit to help us mitigate the financial risks under our guarantee.  Thus, in accordance with the formula  applicable to you under the benefit,  we determine which AST bond portfolio your Account Value is transferred to, and under what circumstances a transfer is made.

In general,  the formula  works as follows.  On each  Valuation  Day,  the formula  automatically  performs an analysis  with respect to each guarantee that is  outstanding.  For each  outstanding  guarantee,  the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable  "discount  rate",  would equal the applicable  guarantee  amount on the maturity date. As detailed in the formula,  the discount rate is an interest rate  determined by taking a benchmark index used within the financial  services  industry and then reducing that interest rate by a prescribed  adjustment.  Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new  benchmark  index if the original  benchmark  is  discontinued).  The  greatest of each such present  value is referred to as the "current  liability" in the formula.  The formula compares the current  liability to the amount of your Account Value held within the AST bond  portfolio  Sub-account  and to your Account  Value held within the  Permitted  Sub-accounts.  If the current  liability, reduced by the amount held within the AST bond  portfolio  Sub-account,  and  divided by the amount held within the  Permitted  Sub-accounts, exceeds an upper  target value  (currently,  85%),  then the formula will make a transfer  into the AST bond  portfolio  Sub-account,  in the amount dictated by the formula  (subject to the 90% cap discussed  below).  If the current  liability,  reduced by the amount held within the
AST bond portfolio Sub-account,  and divided by the amount within the Permitted  Sub-accounts,  is less than a lower target value (currently,
79%), then the formula will transfer Account Value within the AST bond portfolio Sub-account into the Permitted  Sub-accounts,  in the amount dictated by the formula.

The formula will not execute a transfer to the AST bond  portfolio  Sub-account  that  results in more than 90% of your  Account  Value being allocated to the AST bond portfolio  Sub-account ("90% cap").  Thus, on any Valuation Day, if the formula would require a transfer to the AST bond portfolio  Sub-account  that would result in more than 90% of the Account Value being  allocated to the AST bond portfolio  Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST bond portfolio  Sub-account  will be transferred.
Additionally,  future  transfers  into the AST bond portfolio  Sub-account  will not be made  (regardless of the  performance of the AST bond portfolio  Sub-account and the Permitted  Sub-accounts)  at least until there is first a transfer out of the AST bond portfolio  Sub-account.
Once this transfer  occurs out of the AST bond  portfolio  Sub-account,  future  amounts may be transferred to or from the AST bond portfolio
Sub-account  if dictated  by the formula  (subject  to the 90% cap).  At no time will the formula  make a transfer to the AST bond  portfolio
Sub-account  that results in greater than 90% of your Account Value being  allocated to the AST bond portfolio  Sub-account.  However,  it is possible that,  due to the investment  performance of your  allocations  in the AST bond portfolio  Sub-account  and your  allocations in the
Permitted Sub-accounts you have selected,  your Account Value could be more than 90% invested in the AST bond portfolio  Sub-account.  If you make  additional  purchase  payments to your Annuity  while the 90% cap is in effect,  the formula  will not transfer any of such  additional purchase payments to the AST bond portfolio  Sub-account at least until there is first a transfer out of the AST bond portfolio  Sub-account, regardless  of how much of your  Account  Value is in the  Permitted  Sub-accounts.  This means that there could be  scenarios  under  which, because of the  additional  purchase  payments you make,  less than 90% of your entire  Account Value is allocated to the AST bond  portfolio
Sub-account,  and the formula will still not transfer any of your Account Value to the AST bond portfolio  Sub-account  (at least until there is first a transfer out of the AST bond portfolio Sub-account).

For example,

o    March 19, 2010 - a transfer is made to the AST bond portfolio  Sub-account  that results in the 90% cap being met and now $90,000 is allocated to the AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
o    March 20,  2010 - you make an  additional  purchase  payment of $10,000.  No  transfers  have been made from the AST bond  portfolio
     Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2010.
o    On March 20, 2010 (and at least until first a transfer is made out of the AST bond  portfolio  Sub-account  under the formula),  the
     $10,000 payment is allocated to the Permitted  Sub-accounts and on this date you have 82% in the AST bond portfolio  Sub-account and 18%
     in the  Permitted  Sub-accounts  (such that $20,000 is allocated to the  Permitted  Sub-accounts  and $90,000 to the AST bond  portfolio
     Sub-account).
o    Once there is a formula-initiated  transfer out of the AST bond portfolio  Sub-account (of any amount),  the formula will operate as described  above,  meaning that the formula could  transfer  amounts to or from the AST bond  portfolio  Sub-account  if dictated by the formula (subject to the 90% cap).

Under the operation of the formula,  the 90% cap may come into existence and be removed  multiple times while you participate in the benefit.
We will continue to monitor your Account Value daily and, if dictated by the formula,  systematically  transfer amounts between the Permitted
Sub-accounts you have chosen and the AST bond portfolio Sub-account as dictated by the formula.

As discussed above,  each Valuation Day, the formula analyzes the difference  between your Account Value and your guarantees,  as well as how long you have owned the benefit,  and  determines  if any portion of your Account Value needs to be  transferred  into or out of the AST bond portfolio  Sub-accounts.  Therefore,  at any given time, some, none, or most of your Account Value may be allocated to the AST bond portfolio
Sub-accounts.

The amount that is  transferred  to and from the AST bond  portfolio  Sub-accounts  pursuant to the formula  depends upon a number of factors unique to your Annuity (and is not  necessarily  directly  correlated  with the  securities  markets,  bond markets,  or interest  rates,  in general) including:

o        The difference between your Account Value and your guarantee amount(s);
o        The amount of time until the maturity of your guarantee(s);
o        The amount invested in, and the performance of, the Permitted Sub-accounts;
o        The amount invested in, and the performance of, the AST bond portfolio Sub-accounts;
o        The discount rate used to determine the present value of your guarantee(s);
o        Additional purchase payments, if any, that you make to the Annuity; and
o        Withdrawals, if any, taken from the Annuity.

Any amounts invested in the AST bond portfolio  Sub-accounts  will affect your ability to participate in a subsequent  market recovery within the Permitted  Sub-accounts.  Conversely,  the Account Value may be higher at the beginning of the market recovery,  e.g. more of the Account
Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected.

The AST bond portfolio  Sub-accounts are available only with these benefits,  and you may not allocate  purchase payments or transfer Account
Value to or from the AST bond portfolio Sub-accounts.

Transfers do not impact any guarantees that have already been locked-in.

Election/Cancellation of the Benefit

HD GRO II can be  elected on the Issue Date of your  Annuity,  or on any  Valuation  Day  thereafter,  provided  that your  Account  Value is allocated in a manner  permitted with the benefit and you otherwise meet our  eligibility  requirements.  You may elect HD GRO II only if the oldest of the Owner and Annuitant is 84 or younger on the date of election (80 or younger,  in New York).  If you currently  participate in a living  benefit that may be cancelled,  you may terminate  that benefit at any time and elect HD GRO II. However you will lose all guarantees that you had accumulated  under the previous  benefit.  The initial  guarantee under HD GRO II will be based on your current Account Value at the time the new benefit becomes effective on your Annuity.

HD GRO II will terminate  automatically  upon: (a) the death of the Owner or the Annuitant (in an entity owned contract),  unless the Annuity is continued by the surviving  spouse;  (b) as of the date Account Value is applied to begin annuity  payments;  (c) as of the anniversary of benefit  election that immediately  precedes the  contractually-mandated  latest annuity date, or (d) upon full surrender of the Annuity.  If you elect to terminate the benefit,  HD GRO II will no longer provide any guarantees.  The charge for the HD GRO II benefit will no longer be deducted from your Account Value upon termination of the benefit.

If you wish, you may cancel the HD GRO II benefit.  You may then elect any other currently  available that is available living benefit on any
Valuation Day after you have  cancelled the HD GRO II benefit,  provided  that your Account Value is allocated in the manner  permitted  with the benefit and you otherwise meet our eligibility  requirements.  Upon cancellation of the HD GRO II benefit, any Account Value allocated to the AST bond portfolio  Sub-accounts  used with the formula will be reallocated to the Permitted  Sub-Accounts  according to your most recent allocation  instructions or, in absence of such instructions,  pro-rata (i.e., in direct proportion to your current  allocations).  Upon your re-election of HD GRO II, Account Value may be transferred between the AST bond portfolio  Sub-accounts and the other Sub-accounts  according to the  predetermined  mathematical  formula (see "Key Feature - Allocation of Account Value" section for more details).  It is possible that over  time the  formula  could  transfer  some,  most,  or none of the  Account  Value  to the AST  bond  portfolio  Sub-accounts  under  the newly-elected  benefit.  You also should be aware that upon cancellation of the HD GRO II benefit,  you will lose all guarantees that you had accumulated  under the benefit.  Thus, the guarantees  under your  newly-elected  benefit will be based on your current  Account Value at the time the new benefit becomes effective. The benefit you elect or re-elect may be more expensive than the benefit you cancel.

Special Considerations under HD GRO II

This benefit is subject to certain rules and restrictions, including, but not limited to the following:

o    Upon  inception  of the  benefit,  100% of your  Account  Value must be  allocated  to the  Permitted  Sub-accounts.  The  Permitted
     Sub-accounts  are those  described in the Investment  Option section of the  prospectus.  No fixed interest rate  allocations  may be in effect as of the date that you elect to participate in the benefit.
o     Transfers to and from your elected  Sub-accounts  and an AST bond portfolio  Sub-account will not count toward the maximum number of free transfers allowable under the Annuity.
o     Any amounts  applied to your Account Value by us on a maturity date will not be treated as  "investment  in the contract" for income tax purposes.
o    As the time remaining  until the applicable  maturity date gradually  decreases,  the benefit may become  increasingly  sensitive to moves to an AST bond portfolio Sub-account.
o    We currently limit the  Sub-accounts to which you may allocate  Account Value if you participate in this benefit.  Moreover,  if you are invested in prohibited  investment  options and seek to acquire the benefit,  we will ask you to reallocate to permitted  investment options as a prerequisite to acquiring the benefit.  Should we prohibit access to any investment  option, any transfers required to move
     Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.
o    If you elect this benefit,  and in connection  with that  election you are required to  reallocate to different  investment  options permitted  under this benefit,  then on the Valuation Day on which we receive your request in Good Order,  we will (i) sell units of the non-permitted  investment  options  and (ii)  invest the  proceeds  of those sales in the  permitted  investment  options  that you have designated.  During this reallocation  process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case  generally.  The  newly-elected  benefit  will  commence at the close of business on the  following  Valuation  Day.  The protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

Charges under the Benefit

We deduct an  annualized  charge  equal to 0.60% of the  average  daily net  assets of the  Sub-accounts  (including  any AST bond  portfolio
Sub-account) for  participation  in the HD GRO II benefit.  The annual charge is deducted daily. The charge is deducted to compensate us for:
(a) the risk that your Account Value on the maturity date is less than the amount guaranteed and (b) administration of the benefit.

Closing of Highest Daily GRO ("HD GRO")

HD GRO is described in the section of the  prospectus  entitled  "Living  Benefits".  HD GRO will no longer be available for new elections or re-adds in those jurisdictions  where we have received  regulatory approval to offer HD GRO II. If you currently  participate in HD GRO, this closing does not affect you or the  guarantees  associated  with your  benefit.  However,  subsequent  to the closure,  you will no longer be allowed to re-elect HD GRO if you decide to terminate it.

F. Optional 90% Cap Rule Applicable to Highest Daily GRO

In the section  entitled  "Living  Benefits - Highest  Daily GRO",  we add the  following  description  of an optional  feature for owners of
Highest Daily GRO that limits the amount of Account Value that can be allocated to the bond portfolio used with the benefit.

OPTIONAL FEATURE FOR HIGHEST DAILY GRO

If you currently  own an Annuity and have  elected,  as of the date of this  Supplement,  the Highest  Daily GRO benefit,  you can elect this optional  feature,  at no additional  cost,  which utilizes a new asset  transfer  formula.  The new  predetermined  mathematical  formula is described  below and will replace the "Transfer  Calculation"  portion of the asset transfer  formula  currently used in connection with your benefit on a prospective  basis.  This election may only be made once and may not be revoked once elected.  The new asset transfer formula is added to Appendix D in your prospectus, and is provided below.

Although we employ  several AST bond  portfolio  Sub-accounts  for  purposes of the  benefit,  the formula  described  in the next  paragraph operates so that your Account  Value may be allocated to only one AST bond  portfolio  Sub-account  at one time.  In the  description  of the formula in the next paragraph,  we refer to the AST bond portfolio  Sub-account in which you are invested  immediately prior to any potential asset  transfer as the  "Current  AST bond  portfolio  Sub-account."  The formula  may  dictate  that a transfer  out of the Current AST bond portfolio  Sub-account  be made, or  alternatively  may mandate a transfer into an AST bond portfolio  Sub-account.  Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio  Sub-account  associated with the "current liability" (we refer to that
Sub-account as the "Transfer AST bond portfolio  Sub-account").  Note that if the Current AST bond portfolio  Sub-account is associated  with the current liability,  then that Sub-account would be the Transfer AST bond portfolio  Sub-account,  and we would simply transfer additional assets into the Sub-account if dictated by the formula.

Under the new formula,  the formula will not execute a transfer to the Transfer AST bond portfolio  Sub-account that results in more than 90%
of your Account Value being  allocated to the Transfer AST bond portfolio  Sub-account ( "90% cap rule").  Thus, on any Valuation Day, if the formula  would  require a transfer to the Transfer AST bond  portfolio  Sub-account  that would result in more than 90% of the Account  Value being  allocated to the  Transfer  AST bond  portfolio  Sub-account,  only the amount that results in exactly 90% of the Account  Value being allocated to the Transfer AST bond portfolio  Sub-account  will be  transferred.  Additionally,  future  transfers into the Transfer AST bond portfolio  Sub-account  will not be made  (regardless of the  performance of the Transfer AST bond  portfolio  Sub-account  and the Permitted
Sub-accounts)  at least until there is first a  formula-initiated  transfer  out of the Transfer AST bond  portfolio  Sub-account.  Once this transfer  occurs out of the Transfer AST bond  portfolio  Sub-account,  future  amounts may be  transferred  to or from the Transfer AST bond portfolio  Sub-account if dictated by the formula  (subject to the 90% cap rule). At no time will the formula make a transfer to the Transfer
AST bond  portfolio  Sub-account  that results in greater than 90% of your Account Value being  allocated to the Transfer AST bond  portfolio
Sub-account.  However,  it is possible  that,  due to the  investment  performance  of your  allocations  in the Transfer AST bond  portfolio
Sub-account and your allocations in the Permitted  Sub-accounts you have selected,  your Account Value could be more than 90% invested in the
Transfer AST bond portfolio Sub-account.

If you make additional  purchase payments to your Annuity while the transfer  restriction of the 90% cap rule is in effect,  the formula will not  transfer  any of such  additional  purchase  payments to the Transfer  AST bond  portfolio  Sub-account  at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account,  regardless of how much of your Account Value is in the Permitted  Sub-accounts.
This means that there could be scenarios  under which,  because of the additional  purchase  payments you make,  less than 90% of your entire
Account  Value is  allocated  to the Transfer  AST bond  portfolio  Sub-account,  and the formula will still not transfer any of your Account
Value to the  Transfer AST bond  portfolio  Sub-account  (at least until there is first a transfer  out of the  Transfer  AST bond  portfolio
Sub-account).

For example,

o        March 19, 2010 - a transfer is made that  results in the 90% cap rule being met and now $90,000 is  allocated  to the  Transfer  AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
o        March 20, 2010 - you make an  additional  purchase  payment of  $10,000.  No  transfers  have been made from the  Transfer  AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2010.
o        As of March 20, 2010 (and at least  until first a transfer is made out of the  Transfer  AST bond  portfolio  Sub-account  under the formula) - the $10,000  payment is  allocated to the  Permitted  Sub-accounts  and now you have 82% in the  Transfer AST bond  portfolio
     Sub-account  and 18% in the  Permitted  Sub-accounts  (such that  $20,000 is  allocated  to the  Permitted  Sub-accounts  and $90,000 is allocated to the Transfer AST bond portfolio Sub-account).
o        Once there is a transfer out of the Transfer AST bond portfolio  Sub-account (of any amount),  the formula will operate as described above,  meaning  that the formula  could  transfer  amounts to or from the Transfer AST bond  portfolio  Sub-account  if dictated by the formula (subject to the 90% cap rule).

If at the time you elect the 90% cap rule,  more than 90% of your Account Value is allocated to an AST bond portfolio  Sub-account  used with the benefit,  a transfer will be made from the AST bond portfolio  Sub-account  such that Account Value will be allocated 90% to the AST bond portfolio  Sub-account  and 10% will be  allocated  to your  elected  Sub-accounts.  Amounts to be  transferred  from the AST bond  portfolio
Sub-account to your elected Sub-accounts will be transferred  according to the following  "hierarchy" (i.e., if a given item is inapplicable, we use the next  instruction  that is  applicable):  (a) the  percentages  dictated by any  existing  asset  allocation  program;  or (b) the percentages dictated by any auto-rebalancing  program; or (c) pro-rata according to amounts currently held in your elected  Sub-accounts;  or
(d) according to the currently-effective allocation instructions used for the allocation of subsequent Purchase Payments.

It is possible that additional  transfers might occur after this initial  transfer if dictated by the formula.  The amount of such additional transfer(s)  will vary.  If on the date this feature is elected 100% of your  Account  Value is allocated to the Transfer AST bond  portfolio
Sub-account,  a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts.  It is possible than an additional  transfer to the Permitted  Sub-accounts  could occur the following  Valuation Day, and in some instances (based upon the formula)
this  additional  transfer  could be large.  Thereafter,  your Account  Value can be  transferred  between the  Transfer  AST Bond  Portfolio
Sub-account and your Permitted Sub-accounts as frequently as daily, based on what the formula prescribes.

Once the transfer  restriction of the 90% cap rule is triggered,  future transfers into the Transfer AST bond portfolio  Sub-account will not be made  (regardless of the performance of the Transfer AST bond portfolio  Sub-account and the Permitted  Sub-accounts) at least until there is first a transfer out of the Transfer AST bond  portfolio  Sub-account.  Once this transfer  occurs out of the Transfer AST bond  portfolio
Sub-account,  future amounts may be transferred  to or from the Transfer AST bond portfolio  Sub-account if dictated by the formula  (subject to the 90% cap rule).

Important Considerations When Electing this Feature:

o        At any given time, some, most or none of your Account Value may be allocated to the Transfer AST bond portfolio Sub-account.
o        Please be aware that because of the way the 90% cap rule asset  transfer  formula  operates,  it is possible  that more than or less than 90% of your Account Value may be allocated to the Transfer AST bond portfolio Sub-account.
o        If this feature is elected,  any Account Value  transferred to the Permitted  Sub-accounts is subject to the investment  performance of those Sub-accounts. Your Account Value can go up or down depending on the performance of the Permitted Sub-accounts you select.
o        Your election of the 90% cap rule will not result in your losing the  guarantees  you had  accumulated  under your existing  Highest
     Daily GRO benefit.

The following is added to Appendix D in your prospectus:

                                     FORMULA FOR ANNUITIES WITH 90% CAP RULE FEATURE - HIGHEST DAILY GRO

                                        THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE
                                                        TRANSFER CALCULATION FORMULA:

o        AV is the current Account Value of the Annuity
o        V is the current Account Value of the elected Sub-accounts of the Annuity
o        B is the total current value of the AST bond portfolio Sub-account
o        Cl is the lower target value. Currently, it is 79%.
o        Ct is the middle target value. Currently, it is 82%.
o        Cu is the upper target value. Currently, it is 85%.
o        T is the amount of a transfer into or out of the Transfer AST bond portfolio Sub-account.

For each guarantee provided under the benefit,

o        Gi is the guarantee amount
o        Ni is the number of days until the maturity date
o        di is the discount rate  applicable to the number of days until the maturity  date. It is determined  with  reference to a benchmark index,  reduced by the Discount Rate  Adjustment and subject to the discount rate minimum.  The discount rate minimum,  beginning on the effective date of the benefit,  is three  percent,  and will decline  monthly over the first  twenty-four  months  following the effective date of the benefit to one percent in the twenty-fifth  month, and will remain at one percent for every month  thereafter.
         Once  selected,  we will not change the  applicable  benchmark  index.  However,  if the benchmark  index is  discontinued,  we will substitute a successor  benchmark index, if there is one. Otherwise we will substitute a comparable  benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

Transfer Calculation

The formula, which is set on the Effective Date of the 90% Cap Rule, and is not changed while the benefit is in effect,  determines,  on each
Valuation Day, when a transfer is required.

On the Effective Date of the 90% Cap Rule (and only on this date),  the following  asset  transfer  calculation is performed to determine the amount of Account Value allocated to the AST bond portfolio Sub-account:

 If (B / (V + B) > .90), then

T = B - [(V + B) * .90]

If T as described  above is greater than $0, then that amount ("T") is  transferred  from the AST bond  portfolio  Sub-account to the elected
Sub-accounts  and no additional  transfer  calculations  are performed on the Effective  Date of the 90% Cap Rule. Any transfers into the AST bond portfolio Sub-account are suspended. The suspension will be lifted once a transfer out of the AST bond portfolio Sub-account occurs.

On each Valuation Date  thereafter  (including the Effective Date of the 90% Cap Rule,  provided (B / (V + B) < = .90), the formula begins by determining  the value on that Valuation Day that, if appreciated at the applicable  discount rate,  would equal the Guarantee  Amount at the end of the Guarantee Period. We call the greatest of these values the "current liability (L)."

L = MAX(Li), where Li = Gi / (1 + di) (Ni/365)

Next the formula calculates the following formula ratio:

r = (L - B) / V

If the  formula  ratio  exceeds an upper  target  value,  then all or a portion of the  Account  Value  will be  transferred  to the AST bond portfolio  Sub-account  associated  with the current  liability,  subject to the rule that prevents a transfer  into that AST bond  portfolio
Sub-account if 90% or more of Account Value is in that Sub-account  (the "90% cap rule").  If, at the time we make a transfer to the AST bond portfolio  Sub-account  associated  with the current  liability,  there is Account Value  allocated to an AST bond portfolio  Sub-account not associated  with the current  liability,  we will  transfer all assets from that AST bond  portfolio  Sub-account  to the AST bond  portfolio
Sub-account associated with the current liability.

The formula will transfer assets into the Transfer AST bond portfolio Sub-account if r > Cu, subject to the 90% cap rule.

The transfer amount is calculated by the following formula:

T = {Min(MAX(0, (.90 * (V + B)) - B), [L - B - V * Ct] / (1 - Ct))}

If the  formula  ratio is less than a lower  target  value and there are assets in the  Transfer  AST bond  portfolio  Sub-account,  then the formula will transfer assets out of the Transfer AST bond portfolio Sub-account into the elected Sub-accounts.

The formula will transfer assets out of the Transfer AST bond portfolio Sub-account if r < Cl and B > 0.

The transfer amount is calculated by the following formula:

T = {Min(B, - [L - B - V * Ct] / (1 - Ct))}

If following a transfer to the elected  Sub-accounts,  there are assets  remaining in an AST bond portfolio  Sub-account  not associated with the  current  liability,  we will  transfer  all  assets  from that AST bond  portfolio  Sub-account  to the AST bond  portfolio  Sub-account associated with the current liability.

If transfers  into the AST bond  portfolio  Sub-account  are  restricted  due to the  operation of the 90% cap , then we will not perform any intra-AST bond portfolio  Sub-account  transfers.  However, if assets transfer out of an AST bond portfolio  Sub-account and into the elected
Sub-accounts  due to the maturity of the AST bond portfolio,  by operation of the formula,  assets may  subsequently  transfer to another AST bond portfolio Sub-account that is associated with a future guarantee, subject to the 90% cap rule.

G. FORMULA FOR HIGHEST DAILY GRO II

                                        THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE
                                                        TRANSFER CALCULATION FORMULA:

o        AV is the current Account Value of the Annuity
o        Vv is the current Account Value of the elected Sub-accounts of the Annuity
o        Vf is the current Account Value of any fixed-rate Sub-accounts of the Annuity
o        B is the total current value of the AST bond portfolio Sub-account
o        Cl is the lower target value. Currently, it is 79%.

o        Ct is the middle target value. Currently, it is 82%.
o        Cu is the upper target value. Currently, it is 85%.
o        T is the amount of a transfer into or out of the AST bond portfolio Sub-account.

For each guarantee provided under the benefit,

o        Gi is the guarantee amount
o        Ni is the number of days until the maturity date
o        di is the discount rate  applicable to the number of days until the maturity  date. It is determined  with  reference to a benchmark index,  reduced by the Discount Rate  Adjustment and subject to the discount rate minimum.  The discount rate minimum,  beginning on the effective date of the benefit,  is three  percent,  and will decline  monthly over the first  twenty-four  months  following the effective date of the benefit to one percent in the twenty-fifth  month, and will remain at one percent for every month  thereafter.
         Once  selected,  we will not change the  applicable  benchmark  index.  However,  if the benchmark  index is  discontinued,  we will substitute a successor  benchmark index, if there is one. Otherwise we will substitute a comparable  benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

The formula,  which is set on the effective date and is not changed while the benefit is in effect,  determines,  on each Valuation Day, when a transfer is required.

The formula begins by determining  the value on that  Valuation Day that, if  appreciated  at the applicable  discount rate,  would equal the guarantee amount at the end of each applicable guarantee period. We call the greatest of these values the "current liability (L)."

L = MAX(Li), where Li = Gi / (1 + di) (Ni/365)

Next the formula calculates the following formula ratio:

r = (L - B) / (Vv + Vf)

If the  formula  ratio  exceeds an upper  target  value,  then all or a portion of the  Account  Value  will be  transferred  to the AST bond portfolio  Sub-account  associated  with the current  liability  subject to the rule that  prevents a transfer  into that AST bond  portfolio
Sub-account if 90% or more of Account Value is in that  Sub-account  ("90% cap"). If at the time we make a transfer to the AST bond portfolio
Sub-account  associated with the current liability there is Account Value allocated to an AST bond portfolio  Sub-account not associated with the  current  liability,  we will  transfer  all  assets  from that AST bond  portfolio  Sub-account  to the AST bond  portfolio  Sub-account associated with the current liability.

The formula will transfer assets into the AST bond portfolio Sub-account if r > Cu, subject to the 90% cap.

The transfer amount is calculated by the following formula:

T = {Min(MAX(0, (.90 * (Vv + Vf + B)) - B), [L - B - (Vv + Vf) * Ct] / (1 - Ct))}

If the formula  ratio is less than a lower target  value and there are assets in the AST bond  portfolio  Sub-account,  then the formula will transfer assets out of the AST bond portfolio Sub-account into the elected Sub-accounts.

The formula will transfer assets out of the AST bond portfolio Sub-account if r < Cl and B > 0.

The transfer amount is calculated by the following formula:

T = {Min(B, - [L - B - (Vv + Vf) * Ct] / (1 - Ct))}

If following a transfer to the elected  Sub-accounts,  there are assets  remaining in an AST bond portfolio  Sub-account  not associated with the  current  liability,  we will  transfer  all  assets  from that AST bond  portfolio  Sub-account  to the AST bond  portfolio  Sub-account associated with the current liability.

If transfers  into the AST bond  portfolio  Sub-account  are  restricted  due to the  operation of the 90% cap,  then we will not perform any intra-AST bond portfolio  Sub-account  transfers.  However, if assets transfer out of an AST bond portfolio  Sub-account and into the elected
Sub-accounts due to the maturity of the AST bond portfolio,  by operation of the formula,  such assets may  subsequently  transfer to another
AST bond portfolio Sub-account that is associated with a future guarantee, subject to the 90% cap.

H. AMENDED DISCLOSURE PERTAINING TO HIGHEST DAILY GRO

We revise the  following  line item (and  footnote 3) in the section  entitled  "Your  Optional  Benefit Fees and Charges" to read as appears below.  This change  reflects the fact that the current  charge and maximum  charge for this  benefit are the same,  and thus  clarifies  the comparable portion of the May 1, 2009 prospectus.

                                                  YOUR OPTIONAL BENEFIT FEES AND CHARGES(1)

------------------------------------- ----------------------------------- -----------------------------------

          OPTIONAL BENEFIT               OPTIONAL BENEFIT FEE/CHARGE            TOTAL ANNUAL CHARGE(2)

                                       (as a percentage of Sub-account              for Bb Series
                                         net assets, unless otherwise
                                                  indicated)

------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------

         HIGHEST DAILY GRO

   Current and Maximum Charge(3)                    0.60%                               1.55%

------------------------------------- ----------------------------------- -----------------------------------

HOW CHARGE IS DETERMINED

1) Highest  Daily GRO:  Charge for this  benefit is assessed  against the average  daily net assets of the  Sub-accounts.  If you elected the benefit prior to May 1, 2009,  the fees are as follows:  The current  charge is 0.35% benefit  charge and 1.30% total annual  charge.  If you elected the benefit on or after May 1, 2009, 1.55% total annual charge applies.

2) The Total Annual Charge includes the Insurance  Charge assessed  against the average daily net assets  allocated to the  Sub-accounts.  If you elect more than one optional benefit, the Total Annual Charge would be higher to include the charge for each optional benefit.

3) Because there is no higher charge to which we could  increase the current  charge,  the current  charge and maximum charge are one and the same.  Thus,  so long as you  retain the  benefit,  we cannot  increase  your  charge for the  benefit.  However,  subject to any  regulatory approval,  we do reserve the right to increase the charge for newly-issued  Annuities that elect the benefit and for existing  Annuities that elect or re-add the benefit post-issue.

I.  OTHER INFORMATION:

a.       Contingent on shareholder  approval,  effective on or about November 13, 2009, the AST Focus Four Plus Portfolio will merge into the
         AST First Trust Capital  Appreciation Target Portfolio.  Thereafter,  the AST Focus Four Plus Portfolio will cease to exist, and any
         Account  Value that had been  invested  in the AST Focus Four Plus  Portfolio  Sub-account  immediately  prior to the merger will be transferred into the AST First Trust Capital Appreciation Target Portfolio Sub-account.

b.       The following  underlying  portfolio is added as Sub-accounts to your Annuity  effective  January 4, 2010,  however please note that you may not make Purchase  Payments to, or transfer  Account Value from, this  Sub-account,  and that this  Sub-account is available only with certain  living  benefits.  In the section  entitled  "Summary of Contract  Fees and Charges," we add the following to the table of Underlying Mutual Fund Portfolio Annual Expenses:

------------------------------------------------------------------- ----------------- ------------ ----------- ------------ --------------

                       UNDERLYING PORTFOLIO                          Management Fee      Other     (12b-1)      Acquired    Total Annual
                                                                                       Expenses       Fee       Portfolio     Portfolio
                                                                                                                 Fees &       Expenses
                                                                                                                Expenses

------------------------------------------------------------------- ----------------- ------------ ----------- ------------ --------------
                                                                                                   -----------              --------------

AST Bond Portfolio 2021                                                  0.65%*         0.31%**      0.00%        0.00%       0.96%***

  * The contractual  investment  management fee rate is subject to certain  breakpoints.  In the event the combined  average daily net assets of the AST Bond  Portfolio  2017, the AST Bond Portfolio  2021,  the AST Bond  Portfolio  2015, the AST Bond Portfolio  2016, the AST Bond
   Portfolio  2018, the AST Bond  Portfolio  2019, the AST Bond  Portfolio  2020, and the AST Investment  Grade Bond Portfolio  (each, a Bond
   Portfolio and collectively,  the Bond Portfolios) do not exceed $500 million,  each Portfolio's  investment management fee rate will equal
   0.65% of its average daily net assets. In the event the combined average daily net assets of the Bond Portfolios exceed $500 million,  the portion of a Portfolio's  assets to which the investment  management fee rate of 0.65% applies and the portion of a Portfolio's  assets to which the investment management fee rate of 0.64% applies will be determined on a pro rata basis. Such fee would be computed as follows.

                             [0.65% x ($500 million x Individual Portfolio Assets / Combined Portfolio Assets)] +

                [0.64% x (Combined Portfolio Assets - $500 million) x Individual Portfolio Assets / Combined Portfolio Assets]

  ** Estimates  based on an assumed  average daily net asset level of $50 million for each Portfolio  during the fiscal year ending  December
   31, 2010. As used in connection with each Portfolio,  "other expenses" includes expenses for accounting and valuation services,  custodian fees, audit and legal fees,  transfer agency fees, fees paid to  non-interested  Trustees,  and certain other  miscellaneous  items.  Each
   Portfolio also will pay participating  insurance  companies an administrative  services fee of 0.10% of its average daily net assets on an annualized basis, subject to certain voluntary asset-based  breakpoints.  Such administrative fee will compensate  participating insurance companies  for providing  certain  services to beneficial  shareholders  in lieu of the Trust,  including the printing and mailing of fund prospectuses and shareholder reports.

  *** Estimates  based on an assumed  average daily net asset level of $50 million for each Portfolio  during the fiscal year ending December
   31, 2010. The Investment  Managers have  contractually  agreed to waive a portion of their  investment  management  fees and/or  reimburse certain expenses for each Portfolio so that each  Portfolio's  investment  management fees plus other expenses  (exclusive in all cases of taxes,  interest,  brokerage commissions,  distribution fees, acquired fund fees and expenses,  and extraordinary  expenses) do not exceed
   1.00% of each Portfolio's average daily net assets for the fiscal year ending December 31, 2010.

c.       In the section entitled, "Investment Options," we add the following table of Investment Objectives/Policies"

    ---------------------------------------------------------------------------------------------------------------------------------

         STYLE/TYPE                                                                                             PORTFOLIO ADVISOR/
                                                    INVESTMENT OBJECTIVES/POLICIES                                 SUB-ADVISOR

    ---------------------------------------------------------------------------------------------------------------------------------
    ---------------------------------------------------------------------------------------------------------------------------------

                                                        ADVANCED SERIES TRUST

    ---------------------------------------------------------------------------------------------------------------------------------
    ---------------------------------------------------------------------------------------------------------------------------------

        Fixed Income     AST Bond Portfolio 2021: seeks the highest potential total return consistent with    Prudential Investment
                         its specified level of risk tolerance to meet the parameters established to support the GRO benefits and maintain liquidity to support changes in market conditions for a fixed maturity of 2021.  Please note that you may not make Purchase Payments to,
                         or transfer Account Value to or from, this portfolio, and that this portfolio is        Management, Inc.
                         available only with certain living benefits.

    ---------------------------------------------------------------------------------------------------------------------------------

                                                                   PART C

                                                              OTHER INFORMATION

ITEM 24.FINANCIAL STATEMENTS AND EXHIBITS

(b)EXHIBITS

10  Written Consent of Independent Registered Public Accounting Firm*

*  Filed herewith.

                                                                 SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf in the City of Newark and the State of New Jersey on this 21st day of October 2009.

                                     PRUCO LIFE of NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

                                                                 Registrant

                                                 Pruco Life Insurance Company of New Jersey

                                                                  Depositor

/s/ Thomas C. Castano                       /s/ Scott D. Kaplan
----------------------------------                   ----------------------------------
Thomas C. Castano                           Scott D. Kaplan
Secretary and Chief                         President and Chief
Legal Officer                               Executive Officer

                                                                 SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

                                                             Signature and Title
         *
--------------------------------------
 TUCKER I. MARR
CHIEF ACCOUNTING OFFICER AND
CHIEF FINANCIAL OFFICER

         *
--------------------------------
JAMES J. AVERY JR.

DIRECTOR                                                              Date: October 21, 2009

          *                                                      *By:  /s/ THOMAS C. CASTANO
----------------------------------                                           -------------------------------------
SCOTT D. KAPLAN                                                     THOMAS C. CASTANO
DIRECTOR                                                              (ATTORNEY-IN-FACT)

          *
----------------------------------

BERNARD J. JACOB
DIRECTOR
         *
------------------------------
 HELEN M. GALT
DIRECTOR

         *
---------------------------------
 STEPHEN PELLETIER
DIRECTOR AND TREASURER

         *
-----------------------------------
 SCOTT G. SLEYSTER
DIRECTOR

                                                                  Exhibits

10.  Written Consent of Independent Registered Public Accounting Firm